Exhibit 99.1
TRITON INTERNATIONAL REPORTS SECOND QUARTER 2023 RESULTS
AND DECLARES QUARTERLY DIVIDENDS

Hamilton, Bermuda – August 1, 2023 – Triton International Limited (NYSE: TRTN) ("Triton") today reported results for the second quarter of 2023.

Highlights:
•Net income attributable to common shareholders for the second quarter of 2023 was $128.7 million or $2.34 per diluted share, a decrease of 19.3% from the second quarter of 2022 and a decrease of 4.1% from the first quarter of 2023. Net income for the second quarter of 2023 included $2.6 million of transaction and other merger related costs associated with the pending transaction with Brookfield Infrastructure.
•Adjusted net income for the second quarter of 2023 was $131.3 million or $2.38 per diluted share, a decrease of 18.5% from the second quarter of 2022 and a decrease of 1.7% from the first quarter of 2023. Adjusted return on equity was 21.2% for the three months ended June 30, 2023.
•Utilization averaged 97.0% in the second quarter of 2023 and was 96.6% as of July 25, 2023.
•On April 12, 2023, Triton announced it had entered into a definitive agreement to be acquired by Brookfield Infrastructure (the "Merger Agreement"). Triton has set August 24, 2023 as the date of the special general meeting of shareholders to approve the transaction. Triton expects the transaction will close in the third quarter of 2023.

Financial Results
The following table summarizes Triton’s selected key financial information:

	(in millions, except per share data)
	Three Months Ended,			Six Months Ended,
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Total leasing revenues	$386.5	$397.7	$421.6	$784.3	$838.7

GAAP
Net income attributable to common shareholders	$128.7	$136.8	$184.6	$265.5	$365.8
Net income per share - Diluted	$2.34	$2.44	$2.90	$4.77	$5.68

Non-GAAP (1)
Adjusted net income	$131.3	$136.1	$186.0	$267.4	$365.7
Adjusted net income per share - Diluted	$2.38	$2.42	$2.92	$4.81	$5.67

Adjusted return on equity (2)	21.2%	22.5%	29.8%	21.7%	30.1%
(1)Refer to the "Use of Non-GAAP Financial Items" and "Non-GAAP Reconciliations of Adjusted Net Income" set forth below.
(2)Refer to the "Calculation of Adjusted Return on Equity" set forth below.

Exhibit 99.1
Operating Performance
"Triton delivered solid results in the second quarter of 2023," commented Brian M. Sondey, Chief Executive Officer of Triton. "We generated $2.38 of Adjusted net income per share and an annualized return on equity of 21.2%. While market conditions in the second quarter remained slow overall, drop-off volumes decreased from the first quarter level and we experienced some pockets of demand. In addition, our revenues and profitability are well protected by our strong long-term lease portfolio. Our utilization averaged 97.0% during the second quarter and currently stands at 96.6%."

Dividends
The Company's Board of Directors has declared a cash dividend payable on September 15, 2023 to holders of record at the close of business on September 8, 2023 on Triton's issued and outstanding preferred shares as follows:

Preferred Share Series	Dividend Rate	Dividend Per Share
Series A Preferred Shares (NYSE:TRTNPRA)	8.500%	$0.5312500
Series B Preferred Shares (NYSE:TRTNPRB)	8.000%	$0.5000000
Series C Preferred Shares (NYSE:TRTNPRC)	7.375%	$0.4609375
Series D Preferred Shares (NYSE:TRTNPRD)	6.875%	$0.4296875
Series E Preferred Shares (NYSE:TRTNPRE)	5.750%	$0.3593750

As previously disclosed, Triton’s preference shares will remain outstanding immediately following the closing of the Brookfield Infrastructure transaction, and Triton expects to continue paying normal quarterly dividends on these shares. Post-closing, Triton's preference shares will remain entitled to the same dividends and other preferences and privileges that they currently have, with the preference share dividends remaining an obligation of Triton. Triton expects that the preference shares will continue to be listed on the NYSE immediately following the closing.

Additionally, as permitted by the terms of the Merger Agreement, Triton has declared a quarterly cash dividend of $0.70 per common share, payable on September 22, 2023 to shareholders of record at the close of business on September 8, 2023. The dividend is conditioned upon and will only be payable if the transaction has not closed prior to the close of business on the record date.

Transaction with Brookfield Infrastructure
On April 12, 2023, Triton announced that it had entered into a definitive agreement to be acquired by Brookfield Infrastructure Partners L.P. ("BIP") through its subsidiary Brookfield Infrastructure Corporation ("BIPC") (NYSE: "BIPC") and its institutional partners (collectively, "Brookfield Infrastructure"). Additionally, as previously announced, Triton will hold a special general meeting of shareholders on August 24, 2023 to approve the proposed transaction. The transaction is expected to close in the third quarter of 2023, subject to the satisfaction or waiver of customary closing conditions, including approval by Triton’s shareholders and receipt of clearance from the Committee on Foreign Investment in the United States.

In light of the pending transaction, Triton will not hold an earnings conference call to discuss its second quarter results and Triton will not provide a financial outlook for 2023.

Exhibit 99.1
About Triton International Limited
Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of over 7 million twenty-foot equivalent units ("TEU"), Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis.

Contact
Andrew Kohl
Vice President
Corporate Strategy & Investor Relations
akohl@trtn.com
+1 (914) 697-2900

Utilization, Fleet, and Leasing Revenue Information

The following table summarizes the equipment fleet utilization for the periods indicated:

	Quarter Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Average Utilization (1)	97.0%	97.6%	98.4%	99.1%	99.4%
Ending Utilization (1)	96.7%	97.2%	98.1%	98.8%	99.3%
(1)Utilization is computed by dividing total units on lease (in CEU) by the total units in our fleet (in CEU), excluding new units not yet leased and off-hire units designated for sale.

The following table summarizes the equipment fleet (in Units, TEUs and CEUs):

	Equipment Fleet in Units			Equipment Fleet in TEU
	June 30, 2023	December 31, 2022	June 30, 2022	June 30, 2023	December 31, 2022	June 30, 2022
Dry	3,664,175	3,784,386	3,867,875	6,267,424	6,458,705	6,585,556
Refrigerated	224,476	227,628	231,470	436,803	442,489	449,850
Special	96,840	92,379	92,068	177,980	169,290	168,578
Tank	12,907	12,000	11,908	12,907	12,000	11,908
Chassis	27,533	27,937	23,985	52,113	52,744	44,902
Equipment leasing fleet	4,025,931	4,144,330	4,227,306	6,947,227	7,135,228	7,260,794
Equipment trading fleet	47,770	48,328	52,177	79,172	79,102	83,147
Total	4,073,701	4,192,658	4,279,483	7,026,399	7,214,330	7,343,941

	Equipment in CEU(1)
	June 30, 2023	December 31, 2022	June 30, 2022
Operating leases	6,997,458	7,147,332	7,248,096
Finance leases	640,650	662,822	683,175
Equipment trading fleet	73,732	75,697	78,936
Total	7,711,840	7,885,851	8,010,207
(1)In the equipment fleet tables above, we have included total fleet count information based on CEU. CEU is a ratio used to convert the actual number of containers in our fleet to a figure based on the relative purchase prices of our various equipment types to that of a 20-foot dry container. For example, the CEU ratio for a 40-foot high cube dry container is 1.70, and a 40-foot high cube refrigerated container is 7.50. These factors may differ slightly from CEU ratios used by others in the industry.

The following table summarizes our lease portfolio by lease type, based on CEU on-hire and net book value, as of June 30, 2023:

Lease Portfolio	By CEU	By Net Book Value
Long-term leases	71.1%	72.4%
Finance leases	9.1	15.6
Subtotal	80.2	88.0
Service leases	6.6	4.1
Expired long-term leases, non-sale age (units on hire)	6.1	4.4
Expired long-term leases, sale-age (units on hire)	7.1	3.5
Total	100.0%	100.0%

The following table summarizes our leasing revenue for the periods indicated (in thousands):

	Three Months Ended,
	June 30, 2023	March 31, 2023	June 30, 2022
Operating leases
Per diem revenues	$343,038	$352,180	$378,414
Fee and ancillary revenues	16,966	18,168	13,677
Total operating lease revenues	360,004	370,348	392,091
Finance leases	26,535	27,375	29,517
Total leasing revenues	$386,539	$397,723	$421,608

Important Cautionary Information Regarding Forward-Looking Statements

Certain statements in this press release may constitute "forward-looking statements." Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include the following: risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Triton’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement for the proposed acquisition, including in circumstances requiring Triton to pay a termination fee; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; continued availability of capital and financing and rating agency actions; disruptions in the financial markets; certain restrictions during the pendency of the transaction that may impact Triton’s ability to pursue certain business opportunities or strategic transactions; risks related to diverting management’s attention from Triton’s ongoing business operation; negative effects of the acquisition announcement or the consummation of the proposed acquisition on the market price of Triton’s common shares or the class A exchangeable subordinate voting shares (the "BIPC Shares") of BIPC and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition, other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; customers’ decisions to buy rather than lease containers; increases in the cost of repairing and storing Triton’s off-hire containers; Triton’s dependence on a limited number of customers and suppliers; customer defaults; decreases in the selling prices of used containers; the impact of COVID-19 or future global pandemics on Triton’s business and financial results; risks resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to, the impact of trade wars, duties, tariffs or geo-political conflict; risks stemming from the international nature of Triton’s business, including global and regional economic conditions, including inflation and attempts to control inflation, and geopolitical risks such as the ongoing war in Ukraine; extensive competition in the container leasing industry and developments thereto; decreases in demand for international trade; disruption to Triton’s operations from failures of, or attacks on, Triton’s information technology systems; disruption to Triton’s operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and anti-corruption; the availability and cost of capital; restrictions imposed by the terms of Triton’s debt agreements; and changes in tax laws in Bermuda, the United States and other countries.

These risks, as well as other risks associated with the proposed transaction with Brookfield Infrastructure, are more fully discussed in the proxy statement/joint prospectus included in the registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the "SEC") in connection with the proposed transaction (as amended, the "Registration Statement"), which was declared effective by the SEC on July 6, 2023. Discussions of additional risks and uncertainties are contained in Triton’s, BIP’s and BIPC’s filings with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Triton, BIP and BIPC assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Triton and Brookfield Infrastructure do not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It
In connection with the proposed transaction, BIP and BIPC filed the Registration Statement, including a joint prospectus of BIP and BIPC and a definitive proxy statement of Triton. The Registration Statement was declared effective by the SEC on July 6, 2023, and the definitive proxy statement was filed by Triton on July 6, 2023. Each of BIP, BIPC and Triton may also file other relevant documents with the SEC and, in the case of BIP and BIPC, with the applicable Canadian securities regulatory authorities, regarding the proposed acquisition. This communication is not a substitute for the Registration Statements, the proxy statement/joint prospectus or any other document that BIP, BIPC or Triton may file with the SEC and, in the case of BIP and BIPC, with the applicable Canadian securities regulatory authorities, with respect to the proposed transaction. The definitive proxy statement/joint prospectus has been mailed to Triton’s shareholders of record as of July 3, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, THE PROXY STATEMENT/JOINT PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BIP, BIPC, TRITON AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about BIP, BIPC, Triton and the proposed transaction, once such documents are filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC or applicable Canadian securities regulatory authorities by BIP and BIPC will be made available free of charge on BIP and BIPC's website at https://bip.brookfield.com/bip/reports-filings/regulatory-filings. Copies of documents filed with the SEC by Triton will be made available free of charge on Triton’s investor relations website at https://tritoninternational.com/investors.

No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation
BIP, BIPC, Triton and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Triton’s shareholders in connection with the proposed transaction. Information about Triton’s directors and executive officers is set forth in the proxy statement for Triton’s 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2023. Information about BIP’s directors and executive officers is set forth in BIP’s Annual Report on Form 20-F, which was filed with the SEC on March 17, 2023 and information about BIPC's directors and executive officers is set forth in BIPC's Annual Report on Form 20-F, which was filed with the SEC on March 17, 2023. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/joint prospectus and other relevant materials regarding the acquisition that have been filed with the SEC in respect of the proposed transaction. These documents can be obtained free of charge from the sources indicated above in "Additional Information and Where to Find It".

-Financial Tables Follow-

TRITON INTERNATIONAL LIMITED
Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	June 30, 2023	December 31, 2022
ASSETS:
Leasing equipment, net of accumulated depreciation of $4,371,223 and $4,289,259	$9,131,457	$9,530,396
Net investment in finance leases	1,557,017	1,639,831
Equipment held for sale	195,763	138,506
Revenue earning assets	10,884,237	11,308,733
Cash and cash equivalents	55,251	83,227
Restricted cash	102,733	103,082
Accounts receivable, net of allowances of $2,129 and $2,075	255,524	226,554
Goodwill	236,665	236,665
Lease intangibles, net of accumulated amortization of $294,418 and $291,837	4,039	6,620
Other assets	44,698	28,383
Fair value of derivative instruments	123,674	115,994
Total assets	$11,706,821	$12,109,258
LIABILITIES AND SHAREHOLDERS' EQUITY:
Equipment purchases payable	$26,783	$11,817
Fair value of derivative instruments	2,414	2,117
Deferred revenue	297,665	333,260
Accounts payable and other accrued expenses	69,491	71,253
Net deferred income tax liability	415,826	411,628
Debt, net of unamortized costs of $48,276 and $55,863	7,624,750	8,074,820
Total liabilities	8,436,929	8,904,895

Shareholders' equity:
Preferred shares, $0.01 par value, at liquidation preference	730,000	730,000
Common shares, $0.01 par value, 270,000,000 shares authorized, 81,441,414 and 81,383,024 shares issued, respectively	814	814
Undesignated shares, $0.01 par value, 800,000 shares authorized, no shares issued and outstanding	—	—
Treasury shares, at cost, 26,379,401 and 24,494,785 shares, respectively	(1,203,220)	(1,077,559)
Additional paid-in capital	909,211	909,911
Accumulated earnings	2,719,556	2,531,928
Accumulated other comprehensive income (loss)	113,531	109,269
Total shareholders' equity	3,269,892	3,204,363
Total liabilities and shareholders' equity	$11,706,821	$12,109,258

TRITON INTERNATIONAL LIMITED
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Leasing revenues:
Operating leases	$360,004	$392,091	$730,352	$781,036
Finance leases	26,535	29,517	53,910	57,660
Total leasing revenues	386,539	421,608	784,262	838,696

Equipment trading revenues	26,426	48,108	45,528	82,228
Equipment trading expenses	(24,512)	(41,706)	(42,545)	(71,685)
Trading margin	1,914	6,402	2,983	10,543

Net gain on sale of leasing equipment	21,583	35,072	37,083	64,041

Operating expenses:
Depreciation and amortization	146,880	160,922	295,315	321,638
Direct operating expenses	24,837	7,398	48,078	13,618
Administrative expenses	23,397	24,968	46,261	46,268
Transaction and other costs	2,579	—	2,579	—
Provision (reversal) for doubtful accounts	(760)	46	(2,557)	19
Total operating expenses	196,933	193,334	389,676	381,543
Operating income (loss)	213,103	269,748	434,652	531,737
Other expenses:
Interest and debt expense	57,314	54,659	116,138	109,169
Unrealized (gain) loss on derivative instruments, net	—	100	(4)	(339)
Debt termination expense	—	1,627	—	1,663
Other (income) expense, net	(269)	(189)	(313)	(497)
Total other expenses	57,045	56,197	115,821	109,996
Income (loss) before income taxes	156,058	213,551	318,831	421,741
Income tax expense (benefit)	14,296	15,932	27,256	29,864
Net income (loss)	$141,762	$197,619	$291,575	$391,877
Less: dividend on preferred shares	13,028	13,028	26,056	26,056
Net income (loss) attributable to common shareholders	$128,734	$184,591	$265,519	$365,821
Net income per common share—Basic	$2.35	$2.91	$4.80	$5.70
Net income per common share—Diluted	$2.34	$2.90	$4.77	$5.68
Cash dividends paid per common share	$0.70	$0.65	$1.40	$1.30
Weighted average number of common shares outstanding—Basic	54,776	63,457	55,327	64,168
Dilutive restricted shares	323	288	289	277
Weighted average number of common shares outstanding—Diluted	55,099	63,745	55,616	64,445

TRITON INTERNATIONAL LIMITED
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$291,575	$391,877
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	295,315	321,638
Amortization of deferred debt cost and other debt related amortization	3,939	6,541
Lease related amortization	2,797	5,893
Share-based compensation expense	4,780	6,247
Net (gain) loss on sale of leasing equipment	(37,083)	(64,041)
Unrealized (gain) loss on derivative instruments	(4)	(339)
Debt termination expense	—	1,663
Deferred income taxes	5,234	12,542
Changes in operating assets and liabilities:
Accounts receivable, net	(31,235)	(1,459)
Deferred revenue	(35,595)	266,802
Accounts payable and other accrued expenses	1,654	(2,957)
Net equipment sold (purchased) for resale activity	1,997	(14,015)
Cash received (paid) for settlement of interest rate swaps	—	16,588
Cash collections on finance lease receivables, net of income earned	115,523	72,004
Other assets	(11,288)	18,471
Net cash provided by (used in) operating activities	607,609	1,037,455
Cash flows from investing activities:
Purchases of leasing equipment and investments in finance leases	(119,514)	(750,021)
Proceeds from sale of equipment, net of selling costs	180,312	126,818
Other	2	(405)
Net cash provided by (used in) investing activities	60,800	(623,608)
Cash flows from financing activities:
Purchases of treasury shares	(129,776)	(187,967)
Debt issuance costs	—	(8,348)
Borrowings under debt facilities	70,000	1,505,600
Payments under debt facilities and finance lease obligations	(528,213)	(1,659,002)
Dividends paid on preferred shares	(26,056)	(26,056)
Dividends paid on common shares	(77,209)	(82,878)
Other	(5,480)	(5,629)
Net cash provided by (used in) financing activities	(696,734)	(464,280)
Net increase (decrease) in cash, cash equivalents and restricted cash	$(28,325)	$(50,433)
Cash, cash equivalents and restricted cash, beginning of period	186,309	230,538
Cash, cash equivalents and restricted cash, end of period	$157,984	$180,105
Supplemental disclosures:
Interest paid	$112,884	$94,321
Income taxes paid (refunded)	$24,754	$17,538
Right-of-use asset for leased property	$791	$210
Supplemental non-cash investing activities:
Equipment purchases payable	$26,783	$43,348

Use of Non-GAAP Financial Items

We use the terms "Adjusted net income" and "Adjusted return on equity" throughout this press release.

Adjusted net income and Adjusted return on equity are not items presented in accordance with U.S. GAAP and should not be considered as alternatives to, or more meaningful than, amounts determined in accordance with U.S. GAAP, including net income.

Adjusted net income is adjusted for certain items management believes are not representative of our operating performance. Adjusted net income is defined as net income attributable to common shareholders excluding debt termination expenses net of tax, unrealized gains and losses on derivative instruments net of tax, and foreign and other income tax adjustments. Additionally, Adjusted net income excludes costs associated with the Brookfield Infrastructure transaction as they are not normal, recurring operating expenses.

We believe that Adjusted net income is useful to an investor in evaluating our operating performance because this item:

•is widely used by securities analysts and investors to measure a company's operating performance;

•helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing certain non-routine events which we do not expect to occur in the future; and

•is used by our management for various purposes, including as measures of operating performance and liquidity, to assist in comparing performance from period to period on a consistent basis, in presentations to our board of directors concerning our financial performance and as a basis for strategic planning and forecasting.

We have provided a reconciliation of Net income attributable to common shareholders, the most directly comparable U.S. GAAP measure, to Adjusted net income in the table below for the three months ended June 30, 2023, March 31, 2023, and June 30, 2022 and for the six months ended June 30, 2023 and June 30, 2022.

Additionally, the calculation for Adjusted return on equity is adjusted annualized net income divided by average shareholders' equity. Management utilizes Adjusted return on equity in evaluating how much profit the Company generates on the shareholders' equity in the Company and believes it is useful for comparing the profitability of companies in the same industry.

Certain forward-looking information included in this press release is provided only on a non-GAAP basis without a reconciliation of these measures to the mostly directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. These items depend on highly variable factors, many of which may not be in our control, and which could vary significantly from future GAAP financial results.

TRITON INTERNATIONAL LIMITED Non-GAAP Reconciliations of Adjusted Net Income (In thousands, except per share amounts)

	Three Months Ended,			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income attributable to common shareholders	$128,734	$136,785	$184,591	$265,519	$365,821
Add (subtract):
Unrealized (gain) loss on derivative instruments, net	—	(4)	139	(4)	(300)
Transaction and other costs, net	2,575	—	—	2,575	—
Debt termination expense	—	—	1,304	—	1,340
Tax benefit from vesting of restricted shares	—	(692)	—	(692)	(1,184)
Adjusted net income	$131,309	$136,089	$186,034	$267,398	$365,677
Adjusted net income per common share—Diluted	$2.38	$2.42	$2.92	$4.81	$5.67
Weighted average number of common shares outstanding—Diluted	55,099	56,140	63,745	55,616	64,445

TRITON INTERNATIONAL LIMITED Calculation of Adjusted Return on Equity (In thousands)

	Three Months Ended,			Six Months Ended,
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Adjusted net income	$131,309	$136,089	$186,034	$267,398	$365,677
Annualized Adjusted net income (1)	$526,679	$551,917	$746,180	$539,228	$737,415
Average Shareholders' equity (2)(3)	$2,483,826	$2,451,062	$2,507,427	$2,480,672	$2,449,855
Adjusted return on equity	21.2%	22.5%	29.8%	21.7%	30.1%
(1)Annualized Adjusted net income was calculated based on calendar days per quarter.
(2)Average Shareholders' equity was calculated using the quarter’s beginning and ending Shareholder’s equity for the three-month ended periods, and the ending Shareholders' equity from each quarter in the current year and December 31 of the previous year for the six-month ended periods.
(3)Average Shareholders' equity was adjusted to exclude preferred shares.